Exhibit 10.4

REVOLVER ADVANCE NOTE

$3,500,000.00	Cleveland, Ohio,
As of August 28, 2002

FOR VALUE RECEIVED, the undersigned HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (herein called “Bank”), the sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00) or such lesser amount as shall have actually been borrowed by the Borrower from the Bank and not previously repaid, pursuant to the terms of the Loan Agreement (as defined below) with interest payable monthly in arrears on the second day of each month for the preceding calendar month, starting on the second day of October, 2002, or as otherwise set forth in the Loan Agreement, and at maturity, at the rate and according to the provisions set forth in ARTICLE II of the Loan Agreement.

This Note is the Revolver Advance Note referred to in, and is entitled to the benefits of, the Revolver Advance and Purpose and Ability Line of Credit Loan Agreement by and between the Bank and the Borrower dated as of August 28, 2002, as the same may be hereafter amended, extended, restated, renewed and/or substituted, in whole or in part, from time to time (the “Loan Agreement”). This Note may be declared forthwith due and payable in the manner and with the effect provided in the Loan Agreement, which contains provisions for acceleration of the maturity hereof upon the happening of any Event of Default.

The Borrower has assigned to Bank all of Borrower’s “Accounts Receivable” and “Contract Rights” and has granted to Bank a security interest in all of Borrower’s “Accounts Receivable”, “Inventory”, “Equipment”, “Cash Security”, funds on deposit in the “Cash Collateral Account”, “General Intangibles”, and all “Proceeds”, products, and profits thereof” as security for the payment of this note and all other “Obligations”, as those terms are defined in ARTICLE I of the Loan Agreement and/or the Security Agreement executed in connection with the Loan Agreement (all herein called “Obligations”).

Each defined term used in this Note shall have the meaning ascribed thereto in the Loan Agreement.

The Borrower expressly waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other person primarily or secondarily liable. Borrower understands and agrees that this Note is subject to and shall be cons red according to the laws of the State of Ohio.

The Borrower authorizes any attorney-at-law to appear in any court of record in the State of Ohio or any other state or territory in the United States after this Note becomes due, whether by lapse of time or acceleration, waive the issuance and service of process, admit the maturity of this Note, confess judgment against Borrower in favor of any holder of this Note for the amount then appearing due hereon together with interest thereon and costs of suit, and thereupon release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment rendered against the Borrower, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain any additional judgment or judgments against Borrower. Borrower agrees that the holder’s attorney may confess judgment pursuant to the foregoing warrant of attorney and expressly waives any conflict of interest arising therefrom. Borrower further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the holder.

The Borrower acknowledges that this Note was signed in Cuyahoga County, in the State of Ohio.

[SIGNATURE ON NEXT PAGE.]

WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HEARTLAND PAYMENT SYSTEMS, INC., a Delaware corporation

By	/s/ Martin Uhle
Martin Uhle, President

WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIM A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.